UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2021 (July 30, 2021)
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01    Other Events.
On July 30, 2021, the Board of Directors (the “Board”) of L3Harris Technologies, Inc. (“L3Harris” or the “Company”) approved, on the recommendation of the Company’s Nominating and Governance Committee and effective as of January 1, 2022, changes to the annual compensation for service as a non-employee director of the Company. The changes consisted of the following:

• Increasing the annual cash retainer for service as a member of the Board from $130,000 to $140,000;
• Increasing the annual cash retainer for service as L3Harris’ Lead Independent Director from $35,000 to $50,000; and
• Increasing the annual equity retainer in the form of director share units for service as a member of the Board from $165,000 to $170,000.

A Summary of Annual Compensation of L3Harris Technologies, Inc. Non-Employee Directors, effective as of January 1, 2022, is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

      The following exhibit is filed herewith:

Exhibit Number	Description
10.1	* Summary of Annual Compensation of L3Harris Technologies, Inc. Non-Employee Directors, effective as of January 1, 2022.
104	Cover Page Interactive Data File formatted in Inline XBRL
*Management contract or compensatory plan or arrangement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
	By:	/s/ Scott T. Mikuen
		Name:	Scott T. Mikuen
Date: August 4, 2021		Title:	Senior Vice President, General Counsel and Secretary

2